                                                                  Exhibit 10.4.1

         AMENDMENT NO. 1 TO EXECUTIVE SUPPLEMENTAL RETIREMENT AGREEMENT
         --------------------------------------------------------------

     REFERENCE is made to the Executive Supplemental Retirement Agreement (the "Agreement") dated as of December 2, 1986 between MASSBANK for Savings (the "Bank"), MASSBANK Corp. (the "Company") and Gerard H. Brandi (the "Executive").

     WHEREAS, the Company and the Bank desire to retain the services of the Executive, and the Executive desires to continue in the service of the Company and the Bank; and

     WHEREAS, the parties hereto have agreed to amend the Agreement in accordance with the terms hereof.

     NOW, THEREFORE, in consideration of services performed and to be performed by the Executive as well as of the mutual promises and covenants contained herein, it is agreed to amend the Agreement as of March 1, 1988 as follows:

     1. Articles II and III of the Agreement are amended by deleting said Articles in their entirety and inserting therefor the following:

                                   ARTICLE II

          2.1 VESTING. The Executive's supplemental retirement and death benefits under Articles II and III hereof shall vest in accordance with the following schedule: (a) 25% of such benefits were vested as of December 31, 1987, and (b) an additional 3% of such benefits shall become vested as of the last day of each year thereafter if, and only if, the Executive was employed by the Company or the Bank for such entire year. For example, if the Executive continues as an employee of the Company or the Bank until June 1, 1998, such benefits will be 55% vested on such date, and if the Executive continues as an employee of the Company or the Bank until

     December 31, 2012, such benefits will be 100% vested on such date. The Executive's supplemental retirement and death benefits hereunder shall immediately cease to vest whenever the Executive ceases (for any reason whatsoever) to be an employee of the Company and the Bank. Except as set forth in Section 3.1(a) below, the Executive shall not be entitled to receive at any time any unvested portion of any supplemental retirement or death benefit.

          2.2 SUPPLEMENTAL RETIREMENT BENEFITS. The Executive shall be entitled to receive, commencing on the first day of the month next following the later of his termination of employment with the Company and the Bank or his 65th birthday (the "Commencement Date") and continuing for one hundred seventy-nine (179) consecutive months thereafter, supplemental retirement benefits equal to the vested portion of his maximum monthly supplemental retirement benefit. For purposes hereof, the Executive's maximum monthly supplemental retirement benefit is $2,500. For example, if the Executive ceased to be an employee of the Company and the Bank on June 1, 1998, he would be entitled to receive, beginning on the first day of the month next following his 65th birthday and continuing for 179 consecutive months thereafter, a supplemental retirement benefit of $1,375 per month.

                                   ARTICLE III

          3.1 DEATH OF EXECUTIVE PRIOR TO COMMENCEMENT DATE. (a) In the event the Executive dies while he is an employee of the Company or the Bank and prior to the Commencement Date, his beneficiaries as determined under
     Section 3.2 shall be entitled to receive, commencing on the first day of the month next following the date of the Executive's death and continuing for one hundred nineteen (119) consecutive months thereafter, death benefits equal to $3,000 per month; provided, however, that no such death benefit shall be payable if the Executive has made any untrue statement on an application for a life insurance policy on his life which statement causes the Company or the Bank, as the case may be, to fail to receive proceeds under such policy upon his death. For example, if the Executive died on June 1, 1998 while still an employee of the Company or the

                                        2

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     Bank, his beneficiaries would be entitled to receive on July 1, 1998 and continuing for 119 consecutive months thereafter a death benefit of $3,000 per month.

          (b) In the event the Executive dies after he has ceased (for any reason whatsoever) to be an employee of the Company and the Bank and prior to the Commencement Date, his beneficiaries as determined under Section 3.2 shall be entitled to receive, commencing on the first day of the month next following the date of the Executive's death and continuing for one hundred nineteen (119) consecutive months thereafter, death benefits equal to the vested portion of $3,000 per month; provided, however, that no such death benefit shall be payable if the Executive has made any untrue statement on an application for a life insurance policy on his life which statement causes the Company or the Bank, as the case may be, to fail to receive proceeds under such policy upon his death. For example, if the Executive ceased to be an employee of the Company and the Bank on June 1, 1998 and he died on June 1, 2006, his beneficiaries would be entitled to receive on July 1, 2006 and continuing for 119 consecutive months thereafter, death benefits equal to $1,650 per month.

          3.2 DEATH OF EXECUTIVE AFTER COMMENCEMENT DATE. In the event Executive dies after the Commencement Date, but before the payment of all supplemental retirement benefits to the Executive has been completed pursuant to Article II, the Company and the Bank will continue to pay, in lieu of any other death benefits, the unpaid balance of such payments for the remainder of the applicable total 180-month period to such beneficiary or beneficiaries as the Executive may designate in a written notice filed with the Company or the Bank, or, if no such designation is filed, such amounts shall be paid to the Executive's surviving spouse, or, if none, to his estate. The Executive may change or revoke his beneficiary designation from time to time by filing a written notice to that effect with the Company or the Bank.

                                        3


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          2. As so amended hereby, the Agreement remains in full force and effect and shall continue to be binding upon the parties thereto.

     IN WITNESS WHEREOF, the undersigned have signed, or caused their duly authorized officers to sign, this Amendment as of March 1, 1988.


                                   MASSBANK FOR SAVINGS

                                   By: /s/ John H. Wood, Chief Executive Officer
                                       -----------------------------------------

                                   MASSBANK CORP.

                                   By: /s/ John H. Wood, Chief Executive Officer
                                       -----------------------------------------

                                       /s/ Gerard H. Brandi
                                       ------------------------
                                       Gerard H. Brandi

                                        4

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                                                                  Exhibit 10.4.1


                                 AMENDMENT NO. 2

                                       TO

                   EXECUTIVE SUPPLEMENTAL RETIREMENT AGREEMENT
                   -------------------------------------------

     REFERENCE is made to the Executive Supplemental Retirement Agreement (the "Agreement") dated as of December 2, 1986 between MASSBANK for Savings (the "Bank"), MASSBANK Corp. (the "Company") and Gerard H. Brandi (the "Executive"), as amended by Amendment No. 1 thereto.

     WHEREAS, the Company and the Bank desire to retain the services of the Executive, and the Executive desires to continue in the service of the Company and the Bank; and

     WHEREAS, the parties hereto have agreed to amend the Agreement in accordance with the terms hereof. NOW, THEREFORE, in consideration of services performed and to be performed by the Executive as well as of the mutual promises and covenants contained herein, it is agreed to amend the Agreement as follows:

     1. Section 2.2 of the Agreement is hereby amended by deleting said Section in its entirety and inserting therefor the following:

          "2.2 SUPPLEMENTAL RETIREMENT BENEFITS. The Executive shall be entitled to receive, commencing on the first day of the month next following his termination of employment with the Company and the Bank (the "Commencement Date") and continuing for one hundred seventy-nine (179) consecutive months thereafter, supplemental retirement benefits equal to the vested portion of his maximum monthly supplemental retirement benefit. For purposes hereof, the Executive's maximum monthly supplemental retirement benefit is $2,500. For example, if the Executive ceased to be an employee of the Company and the Bank on June 15, 1998, he would be entitled to receive, beginning on July 1, 1998 and continuing for 179 consecutive months thereafter, a supplemental retirement benefit of $1,375 per month."


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                                        I

     2. Section 3.1(b) of the Agreement is hereby amended by deleting said
Section in its entirety and inserting therefor the following:

          "(b) In the event the Executive dies after he has ceased (for any reason whatsoever) to be an employee of the Company and the Bank and prior to the Commencement Date, his beneficiaries as determined under Section 3.2 shall be entitled to receive, commencing on the first day of the month next following the date of the Executive's death and continuing for one hundred seventy-nine
(179) consecutive months thereafter, death benefits equal to the vested portion of $2,500 per month. For example, if the Executive ceased to be an employee of the Company and the Bank on June 15, 1998 and he died on June 20, 1998, his beneficiaries would be entitled to receive on July 1, 1998 and continuing for 179 consecutive months thereafter, death benefits equal to $1,375 per month."

     3. As so amended hereby, the Agreement remains in full force and effect and shall continue to be binding upon the parties thereto.

     IN WITNESS WHEREOF, the undersigned have signed, or caused their duly authorized officers to sign, this Amendment this 28th day of April, 1994.


                                                     MASSBANK FOR SAVINGS

                                                     By: /s/ Reginald E. Cormier
                                                        ------------------------
                                                        Treasurer


                                                     MASSBANK CORP.

                                                     By: /s/ Reginald E. Cormier
                                                        ------------------------
                                                        Treasurer


                                                     /s/ Gerard H. Brandi
                                                     ------------------------
                                                     Gerard H. Brandi

                                                                  Exhibit 10.4.1


                                AMENDMENT NO. 3
                                       TO
                   EXECUTIVE SUPPLEMENTAL RETIREMENT AGREEMENT
                   -------------------------------------------


     REFERENCE is made to the Executive Supplemental Retirement Agreement (the "Agreement") dated as of December 2, 1986 among MASSBANK (the "Bank"), MASSBANK Corp. (the "Corp.") and Gerard H. Brandi (the "Executive"), as amended by Amendments No. 1 and No. 2 thereto.

     WHEREAS, the Company and the Bank desire to retain the services of the Executive, and the Executive desires to continue in the service of the Company and the Bank; and WHEREAS, the parties hereto have agreed to amend the Agreement in accordance with the terms hereof.

     NOW, THEREFORE, in consideration of services performed and to be performed by the Executive as well as of the mutual promises and covenants contained herein, it is agreed to amend the Agreement as follows:

     1. Section 2.1 of the Agreement is hereby amended by deleting said Section in its entirety and substituting therefore the following:

          "2.1 VESTING. The Executive's supplemental retirement and death benefits under Articles II and III hereof shall vest in accordance with the following schedules: (a) 25% of such benefits were vested as of December 31, 1987, (b) an additional 3% of such benefits shall become vested as of the last day of each year thereafter, and (c) 100% of such shall become vested as of December 11, 1996.

     2. Section 2.2 of the Agreement is hereby amended by deleting the last sentence of said Section.

     3. Section 3.1(b) of the Agreement is hereby amended by deleting the last sentence of said Section.

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Page 2


     4. As so amended hereby, the Agreement remains in full force and effect and shall continue to be binding upon the parties thereof.

     IN WITNESS WHEREOF, the undersigned have signed, or caused their duly authorized officers to sign, the Amendment this twenty-first (21st) day of January 1997.

                                              MASSBANK

                                              By: /s/Reginald E. Cormier
                                                 ---------------------------
                                              Title: V.P.,Treasurer, and CFO




                                              MASSBANK CORP.



                                              By: /s/Reginald E. Cormier
                                                 ---------------------------
                                              Title: V.P.,Treasurer, and CFO